SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.

         Date of Report (Date of earliest event reported): June 16, 2004

                           GIANT JR. INVESTMENTS CORP.
                           ---------------------------
               (Exact name of registrant as specified in charter)

                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)

                                     0-32923
                                     -------
                            (Commission File Number)

                                   33-0198542
                                   ----------
                        (IRS Employer Identification No.)

                    2575 McCabe Way, Irvine, California 92614
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               (Address of principal executive offices) (Zip Code)

                                 (949) 486-1711
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              (Registrant's telephone number, including area code)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 8, 2004, the Board of Directors of Giant Jr. Investments Corp. (the "Company") dismissed WEAVER AND TIDWELL, L.L.P. (W&T) as the Company's independent accountants and appointed the firm of Kabani & Company, Inc., to serve as independent public accountants of the Company for the fiscal year ended August 31, 2004.

W&T'S report on the Company's consolidated financial statements for the fiscal years ended August 31, 2003 and August 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, or was modified as to as to uncertainty, audit scope, or accounting principles, however, they were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Registrant's ability to continue as a going concern.

During the years ended August 31, 2003 and 2002 and through June 8, 2004, there were no disagreements with W&T on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to W&T's satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on the Company's consolidated financial statements for such years.

The Company provided W&T with a copy of the foregoing disclosures. Attached, as
Exhibit 16.1, is a copy of W&T's letter stating its agreement with such statements.

During the years ended August 31, 2003 and 2002 and through the date hereof, the Company did not consult with Kabani & Company, Inc. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.         Description
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   16.1             Letter from WEAVER AND TIDWELL, L.L.P.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             GIANT JR. INVESTMENTS CORP.
                                             ---------------------------
                                                      REGISTRANT



Date: June 18, 2004                           By: /s/ Imran Firoz
                                                 ---------------------------
                                                 Imran Firoz
                                                 Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.         Description
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  16.1              Letter from WEAVER AND TIDWELL, L.L.P.